UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 16, 2006
R.H. Donnelley Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary NC		27513

(Address of Principal Executive Offices)		(Zip Code)
Registrants’ telephone number, including area code: (919) 297-1600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
     On May 16, 2006, R.H. Donnelley Publishing & Advertising, Inc. and R.H. Donnelley Directory Company (collectively, “RHDP&A”), wholly owned indirect subsidiaries of R.H. Donnelley Corporation (“RHD”), entered into a series of agreements with Embarq Corporation and certain of its subsidiaries (collectively, “Embarq”) that have replaced and superceded certain agreements previously in effect between RHDP&A and Sprint Nextel Corporation (as successor to Sprint Corporation, “Sprint”) and certain of its affiliates.
     The prior agreements were entered into on January 3, 2003 in connection with RHD’s acquisition of the publishing business of Sprint. Pursuant to certain successorship provisions of the prior agreements, upon any transfer by Sprint of the telephone service areas associated with the acquired directory business, Sprint was required to cause the transferee of such service areas to enter into new agreements with RHDP&A in a form reasonably satisfactory to us and on substantially identical terms as the prior agreements.
     We understand that on May 18, 2006, Sprint spun-off its local telephone business as Embarq. RHDP&A and Embarq have entered into these new agreements pursuant to the successorship provisions of the prior agreements described above. These new agreements took effect upon the effectiveness of the spin-off.
     RHDP&A and Sprint were parties to the following material agreements dated as of January 3, 2003: a directory services license agreement, a trademark license agreement, a publisher trademark license agreement, a non-competition agreement and a subscriber listings agreement (collectively “SPA Directory Agreements”). The directory services license agreement granted us the exclusive license (and obligation as specified in the agreement) to produce, publish and distribute yellow and white pages directories for Sprint (and its successors) in 18 states where Sprint provided local telephone service at the time of the agreement. The trademark license agreement granted us the exclusive license (and obligation as specified in the agreement) to use certain specified Sprint trademarks in those markets. The publisher trademark license agreement granted Sprint the right to use certain directory-related trademarks that were sold to us under certain circumstances where we cease to publish white pages directories on their behalf. The non-competition agreement prohibits Sprint (and its affiliates and successors) in those markets from selling local directory advertising, with certain limited exceptions, or producing, publishing and distributing print directories. The subscriber listings agreement provided the terms and conditions under which we purchased listings from Sprint for purposes of publishing the directories covered by the directory services license agreement. The SPA Directory Agreements had initial terms of 50 years, subject to automatic renewal and early termination under specified circumstances.
     Upon the effectiveness of the Embarq spin-off, the SPA Directory Agreements were replaced and superceded by the Embarq Directory Agreements (as defined below), and terminated and are of no further force or effect; provided, however, that Sprint continues to be bound by its non-competition agreement as reflected in the letter attached hereto as Exhibit 10.4

     RHDP&A and Embarq are parties to the following material agreements dated as of May 16, 2006: a directory services license agreement, a trademark license agreement, a publisher trademark license agreement, a non-competition agreement and a subscriber listings agreement and a standstill agreement (collectively “Embarq Directory Agreements”). The directory services license agreement grants us the exclusive license (and obligation as specified in the agreement) to produce, publish and distribute yellow and white pages directories for Embarq (and its successors) in the same markets we did under the SPA Directory Agreements. The trademark license agreement grants us the exclusive license (and obligation as specified in the agreement) to use certain specified Embarq trademarks in those markets. The publisher trademark license agreement grants Embarq the right to use certain directory-related trademarks that were sold to us by Sprint under certain circumstances where we cease to publish white pages directories on their behalf. The non-competition agreement prohibits Embarq (and its affiliates and successors) in those markets from selling local directory advertising, with certain limited exceptions, or producing, publishing and distributing print directories. The subscriber listings agreement provides the terms and conditions under which we will purchase listings from Embarq for purposes of publishing the directories covered by the directory services license agreement. The Embarq Directory Agreements have initial terms coinciding with those of the SPA Directory Agreements, subject to automatic renewal and early termination under specified circumstances. The parties also entered into a standstill agreement that reflects the interim agreement of the parties as to certain branding related matters as of the Effective Date and a process to attempt to reach definitive resolution of such branding related matters.
     Upon the effectiveness of the Embarq spin-off, the Embarq Directory Agreements replaced and superceded the SPA Directory Agreements; provided, however, that Sprint continues to be bound by its non-competition agreement as reflected in the letter attached hereto as Exhibit 10.4
     The foregoing descriptions of the SPA Directory Agreements and the Embarq Directory Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, a copy of each of which is filed as Exhibits 10.1 through 10.12 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

10.1	Directory Services License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a Centel Directory Company), Sprint Corporation, Sprint Directory Trademark Company, LLC and the Sprint Local Telecommunications Division (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.2	Trademark License Agreement, dated as of January 3, 2003, by and among Sprint Directory Trademark Company, LLC, R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C. and R.H. Donnelley Directory Company (f/k/a Centel Directory Company) (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.3	Publisher Trademark License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), R.H. Donnelley Directory Company (f/k/a Centel Directory Company) and Sprint Corporation (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.4	Non-Competition Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Corporation, R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a Centel Directory Company), Sprint Corporation and the Sprint Local Telecommunications Division (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

Exhibit No.	Exhibit Description

10.5	Subscriber Listings Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a Centel Directory Company), Sprint Corporation and the Sprint Local Telecommunications Division (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.6*	Directory Services License Agreement, dated as of May16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company, Embarq Corporation, Embarq Directory Trademark Company, LLC and certain subsidiaries of Embarq Corporation formerly constituting Sprint Local Telecommunications Division

10.7*	Trademark License Agreement, dated as of May16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company and Embarq Directory Trademark Company, LLC

10.8*	Publisher Trademark License Agreement, dated as of May 16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company and Embarq Corporation

10.9*	Non-Competition Agreement, dated as of May 16, 2006, by and among R.H. Donnelley Corporation, R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company, Embarq Corporation, Embarq Directory Trademark Company, LLC and certain subsidiaries of Embarq Corporation formerly constituting Sprint Local Telecommunications Division

10.10*	Subscriber Listings Agreement, dated as of May 16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company, Embarq Corporation and certain subsidiaries of Embarq Corporation formerly constituting Sprint Local Telecommunications Division

10.11*	Standstill Agreement, dated as of May 16, 2006, by and between R.H. Donnelley Publishing & Advertising, Inc. and Embarq Corporation

10.12*	Letter from Sprint Nextel Corporation acknowledging certain matters with respect to the Non-Competition Agreement filed hereto as Exhibit 10.4

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation

By: /s/ Robert J. Bush
Name: Robert J. Bush
Title: Senior Vice President and General Counsel

Date: May 19, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Directory Services License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a Centel Directory Company), Sprint Corporation, Sprint Directory Trademark Company, LLC and the Sprint Local Telecommunications Division (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.2	Trademark License Agreement, dated as of January 3, 2003, by and among Sprint Directory Trademark Company, LLC, R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C. and R.H. Donnelley Directory Company (f/k/a Centel Directory Company) (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.3	Publisher Trademark License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), R.H. Donnelley Directory Company (f/k/a Centel Directory Company) and Sprint Corporation (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.4	Non-Competition Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Corporation, R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a Centel Directory Company), Sprint Corporation and the Sprint Local Telecommunications Division (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

Exhibit No.	Exhibit Description

10.5	Subscriber Listings Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a Centel Directory Company), Sprint Corporation and the Sprint Local Telecommunications Division (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, Commission File No. 001-07155)

10.6*	Directory Services License Agreement, dated as of May16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company, Embarq Corporation, Embarq Directory Trademark Company, LLC and certain subsidiaries of Embarq Corporation formerly constituting Sprint Local Telecommunications Division

10.7*	Trademark License Agreement, dated as of May16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company and Embarq Directory Trademark Company, LLC

10.8*	Publisher Trademark License Agreement, dated as of May 16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company and Embarq Corporation

10.9*	Non-Competition Agreement, dated as of May 16, 2006, by and among R.H. Donnelley Corporation, R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company, Embarq Corporation, Embarq Directory Trademark Company, LLC and certain subsidiaries of Embarq Corporation formerly constituting Sprint Local Telecommunications Division

10.10*	Subscriber Listings Agreement, dated as of May 16, 2006, by and among R.H. Donnelley Publishing & Advertising, Inc., CenDon L.L.C., R.H. Donnelley Directory Company, Embarq Corporation and certain subsidiaries of Embarq Corporation formerly constituting Sprint Local Telecommunications Division

10.11*	Standstill Agreement, dated as of May 16, 2006, by and between R.H. Donnelley Publishing & Advertising, Inc. and Embarq Corporation

10.12*	Letter from Sprint Nextel Corporation acknowledging certain matters with respect to the Non-Competition Agreement filed hereto as Exhibit 10.4

*	Filed herewith